UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 6, 2013

INVESTORS BANCORP, INC.
(Exact name of registrant as specified in its charter)

                   Delaware                                                                                                                                                                             0-51557                                                                                                                    22-3493930
(State or other jurisdiction of incorporation)                                                                                                                        (Commission File No.)                                                                                       (IRS Employer Identification No.)

101 JFK Parkway, Short Hills, New Jersey                                                                                                                                                                                                                                                                                     07078
(Address of principal executive offices)                                                                                                                                                                                                                                                                                  (Zip Code)

Registrant’s telephone number, including area code:  (973) 924-5100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed as an amendment (“Amendment No. 1”) to the current report on Form 8-K filed by Investors Bancorp, Inc. (the “Company” or "Investors Bancorp") with the Securities and Exchange Commission on December 6, 2013 (the “Original Filing”).  The sole purpose of this Amendment No. 1 is to clarify that under the terms of the Merger Agreement, each outstanding share of Roma Financials Common Stock will convert into 0.8653 shares of Investors Bancorp common stock.  No other changes have been made to the Original Filing.

Item 2.01.                                Completion of Acquisition or Disposition of Assets

On December 6, 2013, Investors Bancorp completed its merger with Roma Financial Corporation ("Roma Financial"), as contemplated by the Agreement and Plan of Merger by and among i) Investors Bancorp, Investors Bank and Investors Bancorp, MHC ("Investors MHC"), and ii) Roma Financial, Roma Bank and Roma Financial Corporation, MHC ("Roma MHC"), dated December 19, 2012, as amended (the “Merger Agreement”). Under the terms of the Merger Agreement, each outstanding share of Roma Financial's common stock will convert into 0.8653 shares of Investors Bancorp common stock. Pursuant to the merger, Investors Bancorp will issue to Roma Financial stockholders 6,558,468 shares of Investors Bancorp common stock and 19,542,796 shares of Investors Bancorp common stock to Investors Bancorp, MHC. Following completion of the merger, Investors Bancorp, MHC will own 61.29% of the outstanding shares of Investors Bancorp.

In addition, Investors Bank completed its acquisition of RomAsia Bank on December 6, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INVESTORS BANCORP, INC.

DATE:  December 9, 2013                                                                       By: /s/Thomas F. Splaine, Jr.
Thomas F. Splaine, Jr.
  Senior Vice President and Chief Financial Officer (Principal Financial Officer)